SUPPLEMENT DATED MAY 1, 2026
TO

PROSPECTUS DATED DECEMBER 31, 2003
FOR KEYLIFE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT I

.

NOTE REGARDING THE AVAILABILITY OF THE COMPANY’S AUDITED FINANCIAL STATEMENTS

The financial guarantees we provide under your Policy are supported by the Company’s general account and are subject to the Company’s financial strength and claims-paying ability. Audited financial statements for the Company for the year-ended December 31, 2025 are not yet available, pending completion of the audit by the Company’s independent certified public accountant. The Company’s audited financial statements are delayed due to an ongoing review of the Company’s affiliate and related-party transactions. As of the date of this supplement, it is uncertain when the Company’s 2025 audited financial statements will become available.

The variable investment options offered under the Policy are supported by the Variable Account, not the Company’s general account. Financial statements of the Variable Account for the year-ended December 31, 2025 are available and may be obtained by calling (800) 477-6545, or by sending an email request to customer.relations@delawarelife.com.

During the delay in finalizing the Company’s 2025 audited financial statements, you may continue to make transactions under the terms of your Policy, including:

  Making additional purchase payments into your Policy (if otherwise permitted);
  Transferring or reallocating your Policy Value among investment options; and
  Any other transactions permitted under your Policy.

Notice will be provided once the Company’s 2025 audited financial statements are available. Please contact us at (800) 477-6545 with any questions regarding the Company’s financial statements or your Policy.

THE POLICY REFERENCED IN THIS SUPPLEMENT IS NO LONGER FOR SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE